MVPFX

P R O S P E C T U S

March 1, 2014

Advised by:

Spectrum Advisory Services, Inc

1-800-788-6086
www.marathonvalue.com

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

1050 Crown Pointe Parkway, Suite 750

Atlanta, GA 30338

(800) 788-6086

www.marathonvalue.com

P R O S P E C T U S
March 1, 2014

INVESTMENT OBJECTIVE:

Long-term capital appreciation

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete.

Any representation to the contrary is a criminal offense.

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FUND SUMMARY

Investment Objective

The investment objective of the Marathon Value Portfolio (the “Fund”) is to provide shareholders with long-term capital appreciation in a well-diversified portfolio.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a % of offering price)	NONE
Maximum Deferred Sales Charge (Load)
(as a % of original purchase price)	NONE
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and other Distributions	NONE
Redemption Fee	NONE

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.10%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	0.00%
Acquired Fund Fees and Expenses(2)	0.02%
Total Annual Fund Operating Expenses	1.12%

(1)	The Fund’s adviser (the “Adviser”) provides investment advisory services and pays most of the Fund’s expenses (with certain exceptions) in return for a “universal fee.”

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds and business development companies.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$114	$356	$617	$1,363
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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10.18% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common and preferred stocks (including common stock equivalents such as rights and warrants) of U.S. companies that have potential “value” in the Adviser’s judgment. The Fund will invest in shares of companies that the Adviser believes will appreciate in value over time and that are either underpriced or reasonably priced in relation to their worth as a business. The Fund may purchase stock of a company that is labeled a “growth” company,! provided that the Adviser believes that the company’s stock is selling at a reasonable price relative to its value. The Adviser intends for the Fund to provide investors with exposure to a wide number of industries. The Adviser’s decision to purchase a stock is made without regard to the market capitalization of the company or its weighting in any market index. The Fund may invest in companies of any market capitalization, which includes large-, mid-, and small-cap securities.

In valuing a company, the Adviser takes a long-term approach, with an emphasis on management strength and the fundamental profitability of the company’s business. The Fund may also purchase a company’s stock if the Adviser’s assessment of the private market value of the company (i.e., the price at which knowledgeable buyers and sellers would exchange a comparable business) exceeds, by a material amount, the price of the security.

The Fund also may invest in longer term debt securities (maturities greater than 270 days), convertible debt securities, exchange-traded funds (ETFs), real estate investment trusts (REITs), options and convertible preferred stocks. The Fund may also invest in leveraged or inverse ETFs. The Fund may invest in lower-rated debt securities of a company if the Adviser believes that the company’s junk bonds offer more potential for participating in the company’s long-term prospects than could be achieved by investing in the company’s other available securities. The Fund may invest up to 5% of its assets in junk bonds, rated at the time of purchase, BB/Ba or lower by S&P or Moody’s or, unrated, but determined to be of comparable quality by the Adviser. The Fund may retain securities that are subsequently downgraded or in default, or the Adviser may sell them in an orderly manner. The Fund also may invest up to 25% of its assets, measured at the time of purchase, in equity or debt securities of any maturity of foreign issuers, directly or through American Depositary Receipts (“ADRs”). ADRs are certificates held in trust by a U.S. bank or trust company evidencing ownership of shares of foreign-based issuers, and are an alternative to purchasing foreign securities in their national markets and currencies.

The Fund intends to remain substantially invested in shares of common stock and preferred stock and other equity securities. If, however, the Adviser believes that sufficient investment opportunities that meet the Fund’s investment criteria are not available the Fund may invest up to 20% of its total assets, measured at the time of purchase, in money market funds, investment grade money market instruments, fixed income securities (including investment grade corporate bonds or notes, U.S. government or government agency securities and mortgage-backed securities), repurchase agreements, commercial paper, other short-term debt securities (maturities of 270 days or less) and cash equivalents. As a result of holding cash or cash equivalents, the Fund may be able to meet shareholder redemptions without selling stocks and realizing gains and losses. However, the Fund may not achieve its investment objective when holding a substantial cash position.

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Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

●	Market Risk. The prices of securities held by the Fund may decline in response to certain events affecting the markets. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

●	Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors. Securities purchased by the Fund that do not realize their full economic value may reduce the Fund’s return.

●	Growth Risk. Growth-oriented securities purchased by the Fund may involve large price swings and potential for loss. If the Adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

●	Management Risk. The Adviser’s investment approach may fail to produce the intended results.

●	Small-Cap and Mid-Cap Risk. Stocks of small-capitalization and mid-capitalization companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. As a result, small- and mid-cap stocks may be significantly more volatile than larger-cap stocks.

●	Foreign Securities Risk. When the Fund invests in foreign securities (whether directly or through ADRs), including investments in other investment companies that hold a portfolio of foreign securities, it will be subject to additional risks not typically associated with investing in U.S. Government securities and securities of domestic companies. These risks are heightened to the extent that the Fund invests in securities of foreign companies in emerging markets.

●	Preferred Stock Risk. Preferred stock may be subject to a number of risks, including that the issuer, under certain conditions, may skip or defer dividend payments for long periods of time. In addition, holders of preferred stock typically do not have any voting rights, except in cases when dividends are in arrears beyond stated time periods.

●	Fixed Income Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

●	Junk Bond Risk. To the extent the Fund invests in high yield securities (junk bonds), it will be subject to greater levels of interest rate, liquidity and credit risks than funds that do not invest in such securities.

●	Investment Company Securities Risk. When the Fund invests in other investment companies, such as other mutual funds, ETFs or closed-end funds, it indirectly bears its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of derivatives by the underlying funds).
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●	REIT Risk. To the extent the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, changes in interest rates, and environmental problems.

●	Government Securities Risks. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Funds’ shares will not fluctuate.

●	Leveraged or Inverse ETF Risk. The net asset value and market price of these ETFs is generally more volatile than the value of the tracked index (or sector, currency or other benchmark), or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment objectives than other funds that do not use such techniques. .

Performance

The Annual Returns bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance through December 31, 2013. The Average Annual Total Returns table also provides some indication of these risks by showing how the average annual returns of the Fund’s shares compare with those of a broad measure of market performance. The information shown assumes reinvestments of dividends and distributions. Remember that past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund was reorganized on March 8, 2013 from a series of the Unified Series Trust, an Ohio business trust (the “Predecessor Fund”), to a series of Northern Lights Fund Trust III, a Delaware statutory trust (the “Reorganization”). The Predecessor Fund commenced operations on December 18, 2002. Shareholders of the Predecessor Fund received shares of the Fund in the Reorganization. The Predecessor Fund is the successor to the Marathon Value Portfolio, a series of the AmeriPrime Funds (the “Original Fund”), which commenced operations on March 12, 1998.

The Adviser began providing investment advisory services to the Predecessor Fund on March 28, 2000. The Fund is the continuation of the Predecessor Fund and has substantially the same investment objectives, strategies and investment policies as the Original Fund and the Predecessor Fund. Therefore, performance information includes performance of the Predecessor Fund.

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Predecessor Fund

Calendar Year Returns as of December 31

Best Quarter: 2nd Quarter, 2003, 14.92%
Worst Quarter: 4th Quarter, 2008, (16.83)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2013)

	1 Year	5 Years	10 Years
Predecessor Fund
Return Before Taxes	26.89%	15.23%	8.07%
Return After Taxes on Distributions(1)(2)	25.84%	14.71%	7.56%
Return After Taxes on Distributions and
Sale of Fund Shares(1)(3)	15.86%	12.18%	6.44%

S&P 500 Index(4)
(reflects no deductions for fees, expenses, or taxes)	32.39%	17.94%	7.41%

(1)	After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4)	The S&P 500 Index measures the performance of 500 widely held, large-capitalization U.S. common stocks weighted by market value. The index does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the Index would be lower).

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Investment Adviser

Spectrum Advisory Services, Inc. serves as the investment adviser to the Fund.

Investment Adviser Portfolio Manager

Marc S. Heilweil, President of the Adviser, has served as the portfolio manager primarily responsible for the day-to-day management of the Fund since March 28, 2000.

Purchase and Sale of Fund Shares

The investment minimums for the Fund are:

Initial Investment		Subsequent Investment
Regular Account	Retirement Account	Regular Account	Retirement Account
$2,500	$2,500	$100	$100

The Fund reserves the right to waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL
INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund’s investment objective is to provide shareholders with long-term capital appreciation in a well-diversified portfolio. The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days’ written notice to shareholders.

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Principal Investment Strategies

The Fund provides investors broad exposure to companies that the Adviser, Spectrum Advisory Services Inc., believes are the best opportunities or values in common stocks of U.S. companies. The Fund will invest in shares of companies that the Adviser believes will appreciate in value over time and that are either underpriced or reasonably priced in relation to their worth as a business.

The Fund invests primarily in common and preferred stocks (including common stock equivalents such as rights and warrants) of U.S. and foreign companies that have potential “value” in the Adviser’s judgment. The Adviser believes that determining value involves an effort to understand a company’s assets and business strengths and to compare those to the current price of the company’s stock. It is worth noting that in today’s economy, assets are often intangible. A value investor does not place great emphasis on precise projections of future earnings or on the current momentum of the company’s business. The Fund may purchase stock of a company that is labeled a “growth” company, provided that the Adviser believes that the company’s stock is selling at a reasonable price relative to its value. The Adviser intends for the Fund to provide investors with exposure to a wide number of industries.

In valuing a company, the Adviser takes a long-term approach, with an emphasis on management strength and the fundamental profitability of the company’s business. To assess management strength, the Adviser looks for characteristics such as a long-term record of success or positive opinions from industry observers. The Adviser seeks companies whose businesses possess, in the Adviser’s opinion, inherent strength based on factors such as superior production or distribution processes, unique products or quality franchises. The Fund may also purchase a company’s stock if the Adviser’s assessment of the private market value of the company (i.e., the price at which knowledgeable buyers and sellers would exchange a comparable business) exceeds, by a material amount, the price of the security. The Adviser’s assessment of private market value is based on reported similar transactions, information in industry publications or from individuals within the industry, or other sources of information.

The Fund also may invest in longer term debt securities (maturities greater than 270 days), convertible debt securities, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), options and convertible preferred stocks. The Fund may also invest in leveraged or inverse ETFs. The Fund may invest in lower-rated debt securities of a company if the Adviser believes that the company’s junk bonds offer more potential for participating in the company’s long-term prospects than could be achieved by investing in the company’s other available securities. The Fund may invest up to 5% of its assets in junk bonds rated at the time of purchase BB/Ba or lower by S&P or Moody’s or, unrated, but determined to be of comparable quality by the Adviser. The Fund may retain securities that are subsequently downgraded or in default, or the Adviser may sell them in an orderly manner. The Fund also may invest up to 25% of its assets, measured at the time of purchase, in equity or debt securities of any maturity of foreign issuers, directly or through American Depositary Receipts (“ADRs”). ADRs are certificates held in trust by a U.S. bank or trust company evidencing ownership of shares of foreign-based issuers, and are an alternative to purchasing foreign securities in their national markets and currencies.

The Fund intends to remain substantially invested in shares of common stock and preferred stock and other equity securities. If, however, the Adviser believes that sufficient investment opportunities that meet the Fund’s investment criteria are not available the Fund may invest up to 20% of its total assets, measured at the time of purchase, in money market funds, investment grade money market instruments, fixed income securities (including investment-grade corporate bonds or notes, U.S. government or government agency securities and mortgage-backed securities), repurchase agreements, commercial paper, other short-term debt securities (maturities of 270 days or less) and cash equivalents. As a result of holding cash or cash equivalents, the Fund may be able to meet shareholder redemptions without selling stocks and realizing gains and losses. However, the Fund may not achieve its investment objective when holding a substantial cash position.

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For clarity, the percentage limitations for investments in debt securities described above may overlap. For instance, if the Fund invested 17% of its assets in short-term debt securities of foreign issuers, it could invest another 8% of its assets in equity or debt securities of foreign issuers to stay within the 25% limitation on investments in equity or debt securities of foreign issuers. It could also invest another 3% of its assets in any of money market funds, investment grade money market instruments, fixed income securities, repurchase agreements, commercial paper, other short-term debt securities and cash equivalents to stay within the 20% limitation on investments in such securities.

The Adviser believes its price-driven, value-oriented approach will provide investors with the opportunity for growth, while providing some protection against permanent impairment of capital. The Adviser seeks to reduce risk by buying stocks the Adviser believes are reasonably priced relative to the company’s earnings and sales, by diversifying broadly and by avoiding current market favorites. The Adviser’s decision to purchase a stock is made without regard to the market capitalization of the company or its weighting in any market index. The Fund may invest in companies of any market capitalization, which includes large-cap, mid-cap, and small-cap securities.

The Fund may sell a security when the Adviser believes the price is no longer undervalued relative to the company’s earnings and sales, the company’s prospects have deteriorated, there has been a change in management, or better investment opportunities are available.

Principal Investment Risks:

●	Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

●	Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

●	Growth Risk. Growth-oriented securities purchased by the Fund may involve large price swings and potential for loss. Growth companies are companies that the Adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the Adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

●	Management Risk. The Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the Adviser’s strategies fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.

●	Small-Cap and Mid-Cap Risk. Stocks of small-capitalization and mid-capitalization companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. As a result, small- and mid-cap stocks may be significantly more volatile than larger-cap stocks. Small-cap and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating
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results or changes in the competitive environment. It may be difficult to sell a small-cap or mid-cap stock, and this lack of market liquidity can adversely affect the Fund’s ability to realize the market price of a stock, especially during periods of rapid market decline.

●	Foreign Securities Risk.

1.	General Foreign Securities Risk. When the Fund invests in foreign securities (whether directly or through ADRs), including investments in other investment companies that hold a portfolio of foreign securities, it will be subject to additional risks not typically associated with investing in U.S. Government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. In addition, the value of securities denominated in foreign currency can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country. ADRs do not eliminate all of the risks associated with direct investment in the securities of foreign issuers.

2.	Emerging Market Risk. To the extent that the Fund invests in securities of foreign companies in emerging markets, the Fund will be subject to additional risks that may be different from or greater than risks of investing in securities of foreign companies based in developed countries. These risks include: illiquidity, significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; currency declines and inflation (including rapid fluctuations in inflation rates).

3.	Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Adviser may not hedge against currency movements in the various markets in which the Fund invests so the value of the Fund is subject to the risk of adverse changes in currency exchange rates. .

●	Preferred Stock Risk. Preferred stock may be subject to a number of risks, including that the issuer, under certain conditions, may skip or defer dividend payments for long periods of time. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any income. In addition, holders of preferred stock typically do not have any voting rights, except in cases when dividends are in arrears beyond stated time periods. As with common stock, preferred stock is subordinated to bonds and other debt instruments in any issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore is subject to greater credit risk than those debt instruments.

●	Fixed Income Risk.

1.	Interest Rate Risk. Changes in interest rates will affect the value of the Fund’s investments in debt securities. Increases in interest rates may cause the value of the Fund’s investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is greater for investments in junk bonds. In addition, the issuers of certain types of securities, such as mortgage-backed securities, may prepay principal earlier than scheduled when interest rates rise, forcing the Fund to reinvest in lower yielding securities. Slower than expected principal payments may also extend the average life of such securities, locking in below-market interest rates and reducing their value.

2.	Credit Risk. Changes in the financial strength of an issuer may affect the issuer’s ability to repay principal and to make timely interest payments. The degree of risk for a particular security may be
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reflected in its credit rating. Junk bonds are subject to greater credit and market risk than higher rated securities.

3.	Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

4.	Duration Risk. Prices of debt securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

●	Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related securities include pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“MBS”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. MBS may also possess credit risk. Because the assets providing cash flows to a mortgage-backed security are comprised of home mortgage loans, the holders of MBS are subject to default and delinquency risks. If mortgage borrowers are delinquent or default on their payments, the holders of MBS may not realize full repayment of their investment or may experience delays in the repayment of their investment. The credit risk of mortgage-backed securities depends, in part, on the likelihood of the borrower paying the promised cash flows of principal and interest on time. The credit risk of a specific MBS may be influenced by a variety of factors including: (i) the mortgage borrower’s lessened ability to repay in light of changed circumstances such as a job loss; (ii) the borrower’s ability to make higher mortgage payments which may result from floating-rate interest resets; (iii) declines in the value of the property which serves as collateral for the mortgage loan; (iv) seniority or priority of the specific MBS relative to other claims on the cash flow from the pool of mortgage loans.

●	Junk Bond Risk. To the extent the Fund invests in high yield securities (junk bonds), it will be subject to greater levels of interest rate and credit risks than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

●	Investment Company Securities Risk. When the Fund invests in other investment companies, such as other mutual funds, ETFs or closed-end funds, it indirectly bears its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of derivatives by the underlying funds). ETFs are also subject to the following risks: (i) an ETF’s shares may trade at a market price that is above or below their net asset value; (ii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The Fund has no control over the risks taken by the underlying funds in which it invests.
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●	REIT Risk. To the extent the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus such as: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; heavy cash flow dependency; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; the possibility of failing to maintain exemptions from securities registration; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

●	Government Securities Risks.

1.	Agency Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of certain U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government.

2.	No Guarantee. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Funds’ shares will not fluctuate.

●	Leveraged or Inverse ETF Risk. Unlike regular ETFs, the value of inverse ETFs decreases when the tracked index (or sector, currency or other benchmark) rises, and vice versa if the tracked index falls. Leveraged ETFs seek a multiple return of the tracked index. The net asset value and market price of these ETFs is generally more volatile than the value of the tracked index, or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment objectives than other funds that do not use such techniques. Furthermore, there is no guarantee that each leveraged or inverse ETF in the Fund’s portfolio will achieve its stated daily return, or that its long-term returns will be consistent with the daily return. The long-term returns of inverse ETFs may be substantially less than the daily return, particularly in volatile market conditions. Investments in leveraged or inverse ETFs may also cause the Fund to realize short-term capital gains that are taxed as ordinary income.

Temporary Investments

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in short-term U.S. government securities, money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information.

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MANAGEMENT

Investment Adviser

Spectrum Advisory Services, Inc., 1050 Crown Pointe Parkway, Suite 750, Atlanta, GA 30338, www.spectrumadvisory.com, serves as investment adviser to the Fund. Spectrum has been providing portfolio management services since its founding in 1991 by Marc S. Heilweil. The Adviser provides equity and fixed income portfolio management services to a select group of individuals, pension and profit sharing plans, trusts, estates and non-profit organizations. As of December 31, 2013, Spectrum had approximately $522 million of assets under management.

The Adviser provides investment advisory services and pays most of the Fund’s expenses (with certain exceptions) in return for a “universal fee.” For its services to the Fund, the Adviser is entitled to receive an annual fee equal to 1.10% of the Fund’s average daily net assets. The Fund, not the Adviser, pays the following expenses: brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or nonrecurring expenses and any 12b-1 fees.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement is included in the fund’s semi-annual report.

Investment Adviser Portfolio Manager

Marc S. Heilweil has been primarily responsible for the day-to-day management of the Fund, since March 28, 2000. Mr. Heilweil has been President of the Adviser since 1991. His principal occupation since 1977 has been that of an investment counselor. Mr. Heilweil manages equity and fixed income portfolios for the Adviser’s clients. As of December 31, 2013, Mr. Heilweil owned 3.51% of the Fund’s shares.

The Fund’s Statement of Additional Information provides additional information about the Portfolio Manager’s compensation structure, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of shares of the Fund.

HOW SHARES ARE PRICED

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of the Fund’s shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

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Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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HOW TO PURCHASE SHARES

Purchasing Shares

The shares are offered at the public offering price, which is net asset value per share. You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail	or Overnight Mail
Marathon Value Portfolio	Marathon Value Portfolio
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Automatic Investment Plan: You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-800-788-6086 for more information about the Fund’s Automatic Investment Plan.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a brokers authorized designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-800-788-6086 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open

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an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund. The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed

All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

●	the name of the Fund

●	the dollar amount of shares to be purchased

●	a completed purchase application or investment stub

●	check payable to the “Marathon Value Portfolio”

Retirement Plans

You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-800-788-6086 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail Marathon Value Portfolio	or Overnight Mail Marathon Value Portfolio
c/o Gemini Fund Services, LLC P.O Box 541150 Omaha, NE 68154	c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130
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Redemptions by Telephone – The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-788-6086. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker – If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire – You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan – If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $250 on specified days of each month into your established bank account. Please contact the Fund at 1-800-788-6086 for more information about the Fund’s Automatic Withdrawal Plan.

Redemptions in Kind

The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

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When Redemptions are Sent

Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

●	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

●	The request must identify your account number

●	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

●	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees

If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

●	you request a redemption to be made payable to a person not on record with the Fund;

●	you request that a redemption be mailed to an address other than that on record with the Fund;

●	the proceeds of a requested redemption exceed $50,000;

●	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

●	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding. Please call the Fund at 1-800-788-6086 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

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Low Balances

If at any time your account balance falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000 within 30 days of the notice, your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below required minimums due to a decline in NAV. The Fund will not charge any redemption fee on involuntary redemptions.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

●	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy”;

●	Rejecting or limiting specific purchase requests; and

●	Rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market

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timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its Transfer Agent or shareholder Servicing Agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares, you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gains annually. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund’s shares.

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DISTRIBUTION OF SHARES

Distributor

Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, NE 68130, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

Additional Compensation to Financial Intermediaries

The Fund’s distributor, its affiliates, and the Fund’s Adviser and its affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to any Rule 12b-1 fees or sales charges, to the extent applicable and disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding

To reduce expenses, we mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-800-788-6086 on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the fiscal periods presented. The Fund is a continuation of the Predecessor Fund and, therefore, the financial information includes results of the Predecessor Fund. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Cohen Fund Audit Services, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year ended		Year ended	Year ended	Year ended	Year ended
	Oct 31, 2013		Oct 31, 2012	Oct 31, 2011	Oct 31, 2010	Oct 31, 2009

Net asset value, beginning of period	$ 17.72		$ 16.52	$ 15.39	$ 13.37	$ 12.54

Activity from investment operations:
Net investment income	0.12	(b)	0.13	0.10	0.11	0.12
Net realized and unrealized
gain on investments	4.33		1.51	1.13	2.02	0.91
Total from investment operations	4.45		1.64	1.23	2.13	1.03

Less distributions from:
Net investment income	(0.14)		(0.11)	(0.10)	(0.11)	(0.19)
Net realized gains	(0.15)		(0.33)	-	-	(0.01)
Total distributions	(0.29)		(0.44)	(0.10)	(0.11)	(0.20)

Net asset value, end of period	$ 21.88		$ 17.72	$ 16.52	$ 15.39	$ 13.37

Total return (a)	25.48%		10.24%	8.03%	16.04%	8.51%

Net assets, end of period (000s)	$ 64,045		$ 50,357	$ 41,251	$ 36,831	$ 30,802

Ratio of expenses to average net assets
before waiver	1.21%	(d)	1.25%	1.25%	1.27%	1.28%
Ratio of expenses
to average net assets	1.21%	(d)	1.25%	1.25%	1.23%	1.25%
Ratio of net investment income to average
net assets before waiver	0.61%		0.75%	0.64%	0.72%	0.99%
Ratio of net investment income to average
net assets (c)	0.61%		0.75%	0.64%	0.76%	1.02%

Portfolio Turnover Rate	10%		13%	16%	16%	26%

(a)Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The expenses of the investment funds are excluded from the Fund's expense ratio.

(d) Effective March 8, 2013, the expense cap changed from 1.25% to 1.20%
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Rev. February 2014

PRIVACY POLICY

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	●	Social Security number	●	Purchase History

	●	Assets	●	Account Balances

	●	Retirement Assets	●	Account Transactions

	●	Transaction History	●	Wire Transfer Instructions

	●	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (402) 493-4603
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Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

●    Open an account

●    Provide account information

●    Give us your contact information

●    Make deposits or withdrawals from your account

●    Make a wire transfer

●    Tell us where to send the money

●    Tells us who receives the money

●    Show your government-issued ID

●    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●    Affiliates from using your information to market to you

●    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust III doesn’t share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ● Northern Lights Fund Trust III doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust III doesn’t jointly market.

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Marathon Value Portfolio

Adviser	Spectrum Advisory Services, Inc. 1050 Crown Pointe Parkway, Suite 750 Atlanta, GA 30338	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accountant	Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	Huntington National Bank 41 South High Street Columbus, Ohio 43215	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130
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Additional information about the Fund is included in the Fund’s Statement of Additional Information dated March 1, 2014 (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Trust’s policies and management. Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-800-788-6086 or visit www. marathonvalue.com. You may also write to:

Marathon Value Portfolio
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, NE 68130

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22655